As filed with the Securities and Exchange Commission on January 27, 1997

                                                    File Nos. 33-14227: 811-5157

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                    ACT OF 1933
                            Pre-Effective Amendment No.
                          Post-Effective Amendment No. 13            /X/
                                     and/or
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                    ACT OF 1940
                                 Amendment No. 14                    /X/
                        (Check appropriate box or boxes)

                               ANCHOR PATHWAY FUND
               (Exact Name of Registrant as Specified in Charter)

                               1 SunAmerica Center
                           Los Angeles, CA 90067-6022
                (Address of Principal Executive Office)(Zip Code)

      Registrant's telephone number, including area code: (310) 772-6000

                                 Robert M. Zakem
                    Senior Vice President and General Counsel
                        SunAmerica Asset Management Corp.
                              The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                             New York, NY 10017-3204
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Susan L. Harris, Esq.
                    Senior Vice President and General Counsel
                                 SunAmerica Inc.
                               1 SunAmerica Center
                           Los Angeles, CA 90067-6022

                             Margery K. Neale, Esq.
                    Shereff, Friedman, Hoffman & Goodman, LLP
                                919 Third Avenue
                               New York, NY 10022

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)

/X/ on January 28, 1997 pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)

/ / on (date) pursuant to paragraph (a) of Rule 485

                             ----------------------

      The Registrant has elected to register an indefinite number of shares of beneficial interest, par value $.01 per share, under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the Registrant's fiscal year ended November 30, 1996 was filed on January 17, 1997.

                               ANCHOR PATHWAY FUND

                              CROSS REFERENCE SHEET

Item Number
in Form N-1A                                          Caption
                               PART A - PROSPECTUS
1. Cover Page...........................    Cover Page

2. Synopsis - Fee Table.................    *

3. Condensed Financial Information......    Financial Highlights

4. General Description of Registrant....    The Fund, Its Investment
                                            Objectives and Policies;
                                            Description of Securities
                                            and Investment Techniques

5. Management of the Fund...............    Management

5A Management's Discussion of Fund
   Performance..........................    #

6. Capital Stock and Other Securities...    Dividends, Distributions
                                            and Federal Taxes;
                                            Shareholder Voting
                                            Rights; Shareholder
                                            Inquiries

7. Purchase of Securities Being Offered..   Price of Shares;
                                            Purchases and Redemptions

8. Redemption or Repurchase.............    Purchases and Redemptions

9. Pending Legal Proceedings............    *
                  PART B - STATEMENT OF ADDITIONAL INFORMATION
10. Cover Page..........................    Cover Page

11. Table of Contents...................    Table of Contents

12. General Information and History.....    The Fund

13. Investment Objectives and Policies..    Investment Policies;
                                            Investment Restrictions

14. Management of the Fund..............    Fund Officers and
                                            Trustees

15. Control Persons and Principal
    Holders of Securities...............    The Fund

16. Investment Advisory and Other
    Services............................    Investment Advisory
                                            Agreement; Business
                                            Management Agreement;
                                            General Information

17. Brokerage Allocation and Other
    Practices Transactions..............    Execution of Portfolio

18. Capital Stock and Other Securities..    *

19. Purchase, Redemption and Pricing of
    Securities Being Offered............    Price of Shares

20. Tax Status..........................    Dividends, Distributions
                                            and Federal Taxes

21. Underwriters........................    *

22. Calculation of Performance Data.....    *

23.   Financial Statements..............    Financial Statements

                                     PART C

      Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

* Omitted from the Prospectus or Statement of Additional Information because the item is not applicable.


# Included in the Annual Report to Shareholders for the fiscal year ended November 30, 1996.

                              ANCHOR PATHWAY FUND
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                        TELEPHONE NUMBER: (800) 445-7862

     Anchor Pathway Fund ("Fund") is an open-end diversified management investment company. The Fund consists of seven Series, each of which has its own investment objectives and policies.

     Shares of the Fund are offered only to Variable Separate Account (the "Account"), a separate account of Anchor National Life Insurance Company ("Company") which offers annuity contracts. Such shares may also be sold to fund variable life contracts issued by the Company in the future. The contracts involve fees and expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or contract values to one or more series of the Fund. Certain Series may not be available in connection with a particular contract. See the applicable contract prospectus for information regarding contract fees and expenses and any restrictions or limitations.

     The GROWTH SERIES seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics, such as convertible preferred stocks, which demonstrate the potential for appreciation.


     The INTERNATIONAL SERIES seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics of issuers domiciled outside the United States.


     The GROWTH-INCOME SERIES seeks growth of capital and income by investing primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.


     The ASSET ALLOCATION SERIES seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term fixed-income securities and money market instruments in any combination.



     The HIGH-YIELD BOND SERIES seeks high current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities. In addition to other risks, these high-yield, high-risk bonds (also known as "junk bonds"), are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are investments in lower-yielding, higher-rated bonds. See pages 7-8 for more information.



     The U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. Government and other debt securities rated AAA or Aaa.


     The CASH MANAGEMENT SERIES seeks high current yield while preserving capital by investing in a diversified selection of high quality money market instruments.


     YOU MAY LOSE MONEY BY INVESTING IN THE SERIES. GENERALLY, THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED, OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.


     This Prospectus sets forth concisely the information a prospective investor ought to know before investing in the Fund. Please read it carefully and retain it for future reference. Further information about the performance of the Series of the Fund is contained in the Fund's Annual Report to Shareholders. A Statement of Additional Information has been filed with the Securities and Exchange Commission. The Annual Report to Shareholders and the Statement of Additional Information may be obtained upon request and without charge by contacting the Fund at the above address or phone number.
                            ------------------------


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
      COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


                THE DATE OF THIS PROSPECTUS IS JANUARY 28, 1997.

                               TABLE OF CONTENTS


TOPIC                                                                                                PAGE
                                                                                                     -----
FINANCIAL HIGHLIGHTS...............................................................................      3
THE FUND, ITS INVESTMENT OBJECTIVES AND POLICIES...................................................      5
     Growth Series.................................................................................      5
     International Series..........................................................................      5
     Growth-Income Series..........................................................................      6
     Asset Allocation Series.......................................................................      6
     High-Yield Bond Series........................................................................      7
     U.S. Government/AAA-Rated Securities Series...................................................      8
     Cash Management Series........................................................................      8
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES................................................      8
MANAGEMENT.........................................................................................     11
PORTFOLIO TURNOVER.................................................................................     13
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES.........................................................     14
PRICE OF SHARES....................................................................................     14
PURCHASES AND REDEMPTIONS..........................................................................     14
SHAREHOLDER VOTING RIGHTS..........................................................................     15
INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL..........................................................     15
SHAREHOLDER INQUIRIES..............................................................................     15
STATEMENT OF ADDITIONAL INFORMATION -- TABLE OF CONTENTS...........................................     16
APPENDIX

                              FINANCIAL HIGHLIGHTS*

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


     The Fund was established to provide an exclusive funding medium for the annuity contracts issued by the Account. It had no operations prior to March 29, 1988. Through March 28, 1988, these contracts were funded by shares of the American Pathway Fund. On March 29, 1988, shares of the Fund were issued in a transaction that, in effect, transferred an equitable pro rata amount of the net assets of American Pathway Fund (approximately 80%) to the Fund. For accounting purposes, the Fund is considered to be the successor to the American Pathway Fund and the financial statements of the Fund and its per share data and ratios are those of the American Pathway Fund through March 28, 1988.



     The following Financial Highlights for the eight years in the period ended November 30, 1996 has been audited by Price Waterhouse LLP, independent accountant, whose reports on the financial statements containing such information for the five years in the period ended November 30, 1996, are included in the Fund's Annual Report to Shareholders. The information in this table should be read in conjunction with the other financial statements and notes thereto included in the Annual Report of the Fund, which may be obtained along with the Statement of Additional Information by writing to the Secretary of the Fund at the address on the cover page of this Prospectus.


                                                                  Dividends   Dividends
                                        Net realized              declared       from
                     Net asset   Net    & unrealized    Total     from net   net realized  Net asset              Net assets
       Period          value    Invest- gain (loss)      from      invest-     gain on       value                  end of
       ended         beginning   ment        on       investment    ment       Invest-        end     Total         period
      Nov. 30         period    income  Investments   operations   income       ments      of period  Return       (000's)
-------------------- ---------  ------  ------------  ----------  ---------  ------------  ---------  ------      ----------
                                                       GROWTH SERIES

1987................  $ 15.66   $0.14      $(0.78)      $(0.64)    $ (0.11)     $(0.34)     $ 14.57   (4.34)%      $ 98,447
1988................    14.57    0.23        2.88         3.11       (0.12)      (0.61)       16.95   21.83          93,801
1989................    16.95    0.37        7.85         8.22       (0.13)      (0.09)       24.95   48.76         190,185
1990................    24.95    0.36       (2.37)       (2.01)      (0.31)      (1.62)       21.01   (8.60)        268,174
1991................    21.01    0.37        5.25         5.62       (0.77)      (0.29)       25.57   26.80         458,719
1992................    25.57    0.23        5.21         5.44       (0.01)      (0.04)       30.96   21.29         644,060
1993................    30.96    0.24@       5.32         5.56       (0.23)      (0.53)       35.76   18.26         735,400
1994................    35.76    0.19@       1.04         1.23       (0.25)      (2.66)       34.08    3.33         712,602
1995................    34.08    0.25@      12.02        12.27       (0.20)      (2.65)       43.50   37.93         897,275
1996................    43.50    0.18@       5.10         5.28       (0.28)      (6.22)       42.28   14.02         813,164

                                                    INTERNATIONAL SERIES

1990#...............  $ 10.00   $0.07      $(0.39)      $(0.32)    $    --      $   --      $  9.68   (3.20)%      $ 13,704
1991................     9.68    0.16        0.38         0.54       (0.09)         --        10.13    5.59          50,654
1992................    10.13    0.15       (0.12)        0.03       (0.14)      (0.02)       10.00    0.31          85,919
1993................    10.00    0.18@       2.54         2.72       (0.14)      (0.01)       12.57   27.41         192,162
1994................    12.57    0.22@       0.81         1.03       (0.12)      (0.22)       13.26    8.17         259,498
1995................    13.26    0.26@       1.11         1.37       (0.23)      (0.50)       13.90   11.18         228,134
1996................    13.90    0.22@       2.46         2.68       (0.46)      (0.31)       15.81   20.03         249,144
                                                    GROWTH-INCOME SERIES
1987................  $ 17.46   $0.47      $(1.87)      $(1.40)    $ (0.46)     $(0.08)     $ 15.52   (8.59)%      $217,141
1988................    15.52    0.61        2.82         3.43       (0.30)      (0.18)       18.47   22.49         210,992
1989................    18.47    0.79        5.18         5.97       (0.60)         --        23.84   32.94         364,096
1990................    23.84    0.74       (2.48)       (1.74)      (0.54)      (0.85)       20.71   (7.57)        423,733
1991................    20.71    0.73        3.62         4.35       (0.87)      (0.40)       23.79   21.14         584,668
1992................    23.79    0.64        3.12         3.76       (0.72)      (0.58)       26.25   16.02         777,448
1993................    26.25    0.71@       2.44         3.15       (0.63)      (0.54)       28.23   12.34         862,716
1994................    28.23    0.69@      (0.14)        0.55       (0.76)      (1.56)       26.46    2.00         765,971
1995................    26.46    0.71@       7.46         8.17       (0.76)      (2.23)       31.64   33.47         882,143
1996................    31.64    0.67@       5.87         6.54       (0.77)      (2.10)       35.31   21.88         919,356



                                  Ratio of net
                       Ratio of    investment              Average
       Period          expenses      income     Portfolio commission
       ended          to average   to average   turnover     per
      Nov. 30         net assets   net assets     rate    share++++
--------------------  ----------  ------------  --------  ----------

1987................     0.63%+        0.97%+     14.00%    $  N/A
1988................     0.65          1.30       10.40        N/A
1989................     0.53          2.16       47.00        N/A
1990................     0.56          2.38       17.70        N/A
1991................     0.62          1.51       12.30        N/A
1992................     0.56          0.88       14.31        N/A
1993................     0.55          0.71       21.99        N/A
1994................     0.55          0.56       33.79        N/A
1995................     0.55          0.65       23.72        N/A
1996................     0.55          0.46       25.51     0.0561

1990#...............     1.85%+        3.21%+      4.10%    $  N/A
1991................     1.40          2.20       14.30        N/A
1992................     1.19          1.88       21.04        N/A
1993................     1.12          1.62       22.56        N/A
1994................     1.04          1.64       21.68        N/A
1995................     1.05          1.95       16.79        N/A
1996................     1.02          1.56       44.94     0.0196

1987................     0.59%+        2.85%+      6.80%    $  N/A
1988................     0.61          3.32       12.90
1989................     0.53          4.16       29.60        N/A
1990................     0.56          4.11       13.80        N/A
1991................     0.59          3.45       21.20        N/A
1992................     0.56          2.88       18.81        N/A
1993................     0.55          2.60       29.22        N/A
1994................     0.55          2.54       32.97        N/A
1995................     0.55          2.52       18.81        N/A
1996................     0.55          2.07       23.72     0.0564


------------

@    Calculated based upon average shares outstanding.


* Information from December 1, 1986 through November 30, 1987, is that of American Pathway Fund. Information for the year ended November 30, 1988 includes the results of operations of American Pathway Fund from December 1, 1987 through March 28, 1988.


+    Annualized.

#    Commenced operations May 9, 1990.
++   Commenced operations March 31, 1989.
++++ The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased or sold.

                                                                  Dividends   Dividends
                                        Net realized              declared       from
                     Net asset   Net    & unrealized    Total     from net   net realized  Net asset              Net assets
       Period          value    Invest- gain (loss)      from      invest-     gain on       value                  end of
       ended         beginning   ment        on       investment    ment       Invest-        end     Total         period
      Nov. 30         period    income  Investments   operations   income       ments      of period  Return       (000's)
-------------------- ---------  ------  ------------  ----------  ---------  ------------  ---------  ------      ----------
                                                  ASSET ALLOCATION SERIES

1989++..............  $ 10.00   $0.18      $  .82       $ 1.00     $    --      $   --      $ 11.00   10.00%       $ 23,318
1990................    11.00    0.56       (0.73)       (0.17)      (0.21)         --        10.62   (1.57)         54,985
1991................    10.62    0.56        1.32         1.88       (0.60)      (0.02)       11.88   18.66          78,271
1992................    11.88    0.50        1.10         1.60       (0.53)      (0.05)       12.90   13.80         134,100
1993................    12.90    0.63 @      0.72         1.35       (0.46)      (0.13)       13.66   10.76         166,555
1994................    13.66    0.58 @     (0.69)       (0.11)      (0.62)      (0.31)       12.62   (0.84)        142,678
1995................    12.62    0.55 @      3.16         3.71       (0.68)      (0.38)       15.27   31.01         153,608
1996................    15.27    0.56 @      2.17         2.73       (0.63)      (1.14)       16.23   19.34         153,060

                                                   HIGH-YIELD BOND SERIES
1987................  $ 13.49   $1.35      $(0.94)      $ 0.41     $ (1.36)     $(0.32)     $ 12.22   2.96%        $ 70,098
1988................    12.22    1.24        0.64         1.88       (0.71)      (0.17)       13.22   15.92          78,335
1989................    13.22    1.36       (0.25)        1.11       (1.16)         --        13.17    8.86          85,778
1990................    13.17    1.53       (1.53)        0.00       (1.09)         --        12.08    0.02          79,099
1991................    12.08    1.19        2.16         3.35       (1.52)         --        13.91   29.25         117,714
1992................    13.91    1.20        0.65         1.85       (1.16)         --        14.60   14.06         147,951
1993................    14.60    1.27 @      1.02         2.29       (1.22)         --        15.67   16.44         190,515
1994................    15.67    1.24 @     (1.88)       (0.64)      (1.49)      (0.49)       13.05   (4.70)        127,467
1995................    13.05    1.26 @      0.99         2.25       (1.56)      (0.13)       13.61   18.97         146,590
1996................    13.61    1.21 @      0.56         1.77       (1.53)         --        13.85   14.05         131,337


                                        U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES
1987................  $ 11.62   $0.85      $(1.21)      $(0.36)    $ (0.79)     $   --      $ 10.47   (3.17)%      $ 47,089
1988................    10.47    0.89        0.12         1.01       (0.43)         --        11.05   10.00          44,586
1989................    11.05    0.69        0.53         1.22       (0.81)         --        11.46   11.79          85,924
1990................    11.46    0.78        0.00         0.78       (0.46)         --        11.78    7.15         128,369
1991................    11.78    0.74        0.78         1.52       (0.81)         --        12.49   13.59         192,330
1992................    12.49    0.85        0.31         1.16       (0.78)         --        12.87    9.84         230,798
1993................    12.87    0.95 @      0.61         1.56       (0.91)      (0.18)       13.34   12.58         228,569
1994................    13.34    0.90 @     (1.43)       (0.53)      (1.11)      (0.17)       11.53   (4.17)        149,368
1995................    11.53    0.86 @      0.85         1.71       (1.20)      (0.06)       11.98   15.95         134,938
1996................    11.98    0.80 @     (0.21)        0.59       (1.06)         --        11.51    5.49         108,852

                                                   CASH MANAGEMENT SERIES
1987................  $ 10.65   $0.54      $ 0.08       $ 0.62     $ (0.54)         --      $ 10.73    6.01%       $ 57,197
1988................    10.73    0.64        0.09         0.73       (0.35)         --        11.11    7.03          64,046
1989................    11.11    0.86        0.10         0.96       (0.69)         --        11.38    9.05          79,377
1990................    11.38    0.54        0.34         0.88       (0.48)         --        11.78    7.93         163,979
1991................    11.78    0.60        0.07         0.67       (0.57)         --        11.88    5.85         197,942
1992................    11.88    0.40       (0.03)        0.37       (0.75)         --        11.50    3.26         203,548
1993................    11.50    0.29 @        --         0.29       (0.39)         --        11.40    2.57         192,384
1994................    11.40    0.40 @        --         0.40       (0.33)         --        11.47    3.56         186,396
1995................    11.47    0.61 @      0.01         0.62       (0.44)         --        11.65    5.53         100,872
1996................    11.65    0.55 @        --         0.55       (0.82)         --        11.38    4.94          89,236



                                  Ratio of net
                       Ratio of    investment              Average
       Period          expenses      income     Portfolio commission
       ended          to average   to average   turnover     per
      Nov. 30         net assets   net assets     rate    share++++
--------------------  ----------  ------------  --------  ----------

1989++..............     0.54%+        5.36%+     12.80%    $  N/A
1990................     0.65          6.48       18.10        N/A
1991................     0.77          5.50       16.50        N/A
1992................     0.63          4.84       21.86        N/A
1993................     0.60          4.70       22.66        N/A
1994................     0.59          4.47       48.53        N/A
1995................     0.59          4.04       53.58        N/A
1996................     0.58          3.74       40.97     0.0573

1987................     0.63%+       10.89%+     61.90%    $  N/A
1988................     0.65          9.91       38.30        N/A
1989................     0.64         10.47       36.50        N/A
1990................     0.66         11.50       34.90        N/A
1991................     0.69         10.51       24.40        N/A
1992................     0.62          9.40       75.27        N/A
1993................     0.59          8.43       59.03        N/A
1994................     0.59          8.76       44.97        N/A
1995................     0.59          9.66       31.64        N/A
1996................     0.58          9.09       36.99        N/A

1987................     0.67%         8.24%     105.60%    $  N/A
1988................     0.70          8.25       54.30        N/A
1989................     0.59          8.35       19.40        N/A
1990................     0.61          8.85       26.10        N/A
1991................     0.66          7.96       30.90        N/A
1992................     0.59          7.32       47.58        N/A
1993................     0.58          7.19        9.14        N/A
1994................     0.58          7.42       16.95        N/A
1995................     0.59          7.49       43.43        N/A
1996................     0.59          7.03       17.12        N/A

1987................     0.68%+        5.90%+        --     $  N/A
1988................     0.65          6.75          --        N/A
1989................     0.66          8.53          --        N/A
1990................     0.58          7.63          --        N/A
1991................     0.64          5.59          --        N/A
1992................     0.61          3.21          --        N/A
1993................     0.58          2.59          --        N/A
1994................     0.57          3.52          --        N/A
1995................     0.58          5.32          --        N/A
1996................     0.58          4.81          --        N/A


------------

@    Calculated based upon average shares outstanding.


* Information from December 1, 1986 through November 30, 1987, is that of American Pathway Fund. Information for the year ended November 30, 1988 includes the results of operations of American Pathway Fund from December 1, 1987 through March 28, 1988.

+    Annualized.

#    Commenced operations May 9, 1990.
++   Commenced operations March 31, 1989.
++++ The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased or sold.

                THE FUND, ITS INVESTMENT OBJECTIVES AND POLICIES

     The Fund, organized as a Massachusetts business trust on March 23, 1987, is an open-end diversified management investment company. It was established to provide an exclusive funding medium for the annuity contracts issued by the Account. These contracts were funded previously by shares of the American Pathway Fund.

     The Fund issues seven separate series of shares ("Series") each of which represents a separate fully managed portfolio of securities with its own investment objectives. The Board of Trustees may establish additional series in the future. The seven Series are the Growth Series, the International Series, the Growth-Income Series, the Asset Allocation Series, the High-Yield Bond Series, the U.S. Government/AAA-Rated Securities Series and the Cash Management Series. All shares may be purchased or redeemed by the Account at net asset value without any sales or redemption charge.

     Each Series has investment objectives and certain policies set forth herein. There can be no guarantee that any Series' investment objective[s] will be realized or that the net return on an investment in a Series will exceed that which could have been obtained through other investment or savings vehicles. Contract owners should carefully review the investment objectives and policies of each Series and consider their ability to assume the risks involved before making an investment in a Series. These risks include, but are not limited to, the possibility of a loss of principal. Each Series has certain investment restrictions described in the Statement of Additional Information. A Series' fundamental investment restrictions, as well as its investment objectives, may not be changed without a majority vote of shares of that Series. See "Shareholder Voting Rights."

GROWTH SERIES


     The investment objective of the Growth Series is to provide growth of capital. Any current income that may be generated by the Series is likely to be incidental to the objective of capital growth. Ordinarily, the Series seeks to achieve this objective by investing primarily in common stocks or securities with common stock characteristics. When the outlook for common stocks is not considered promising, for temporary defensive purposes a substantial portion of the assets may be invested in securities of the U.S. Government, its agencies and instrumentalities, cash and cash equivalents. The Series' assets may be invested in securities of non-U.S. issuers, which are generally denominated in currencies other than the U.S. dollar, although there is no requirement that the Series maintain investments in non-U.S. issuers. See "Risks of Investing in Various Countries."



     Up to 10% of the Growth Series' assets may be invested in straight debt securities rated BB or below by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("S&P") and Ba or below by Moody's Investors Service, Inc. ("Moody's") or in unrated securities that are determined to be of equivalent quality, provided the Series' investment adviser, Capital Research and Management Company (the "Investment Adviser"), determines that these securities have characteristics similar to the equity securities eligible for purchase by the Growth Series. These securities are commonly referred to as "junk bonds" or "high-yield, high-risk" bonds, carry a higher degree of investment risk than higher rated bonds and are considered speculative. See the Appendix for a description of the ratings. As of the last day of the Series' most recent fiscal year, the Series did not hold any junk bonds.



INTERNATIONAL SERIES



     The investment objective of the International Series is to achieve long-term growth of capital by investing primarily in securities of issuers domiciled outside the United States. The Series' investment approach is based on the belief that economic and political developments help to create new opportunities outside the U.S.



     The Series may also invest in securities through depositary receipts which may be denominated in various currencies. For example, the Series may purchase American Depositary Receipts ("ADR's") which are U.S. dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying security.



     When prevailing market, economic, political or currency conditions warrant, the Series may invest in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by S&P or Moody's or unrated but determined to be of equivalent quality by the Investment Adviser), U.S. government securities or nonconvertible preferred stocks. Up to 5% of the Series' assets may also be invested in lower rated straight debt securities (including securities commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk than higher rated bonds and are considered speculative. See the Appendix for a description of the various bond ratings. These securities may also be issued by non-U.S. entities.

     Under normal circumstances, the Series will invest at least 65% of its assets in equity securities (including depositary receipts) of issuers domiciled outside the U.S., including those domiciled in developing countries. The Series may at times hold a portion of its assets in various currencies or in cash equivalents which may be denominated in U.S. dollars or other currencies (including U.S. Government securities, certificates of deposit, time deposits, commercial paper, bankers' acceptances and other high-quality short-term debt securities). Additionally, for temporary defensive purposes, the Series may at times maintain all or any part of its assets in cash and cash equivalents.


GROWTH-INCOME SERIES


     The investment objective of the Growth-Income Series is growth of capital and income. In the selection of securities for investment, the possibilities of appreciation and potential dividends are given more weight than current yield. Ordinarily, the Series will invest primarily in common stocks. But the Series may invest in other types of securities, including other equity-type securities (such as convertible bonds), bonds (and other types of fixed income securities) and money market instruments, to the extent consistent with the Series' investment objective. See "Description of Securities and Investment Techniques."



     Up to 5% of the Growth-Income Series' assets may be invested in straight debt securities rated BB or below by S&P and Ba or below by Moody's or in unrated securities that are determined to be of equivalent quality by the Investment Adviser. These securities are commonly referred to as "junk bonds" or "high-yield, high-risk" bonds, carry a higher degree of investment risk than higher rated bonds and are considered speculative. See the Appendix for a description of the ratings. Up to 10% of the Series' assets may be invested in the equity securities of issuers domiciled outside of the U.S. and which are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market), provided those securities are either held through depository receipts which are U.S. dollar denominated or are traded on the New York Stock Exchange ("NYSE"). Since the Series limits its investments in non-U.S. securities as described above, the Series has no current intention to engage in forward currency transactions.


ASSET ALLOCATION SERIES


     The investment objective of the Asset Allocation Series is high total return (including income and capital gains) consistent with preservation of capital over the long-term. The Asset Allocation Series seeks to achieve its objective by investing in a diversified portfolio that can include common stocks and other equity-type securities (such as convertible bonds), bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less).


     The Investment Adviser will determine the relative mix of equities, fixed-income securities and money market instruments for the portfolio based on its view of long-term economic and market trends and the relative risks and opportunities for long-term total return of the different classes of assets. Under normal conditions, the Investment Adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40% to 80% in equities; 20% to 50% in fixed-income securities; and 0% to 40% in money market instruments. The Investment Adviser does not intend to make frequent shifts within these broad ranges. Rather it intends in normal situations to make any shifts in the Series' asset allocation gradually over time based on its views of long-term trends and conditions.


     Up to 10% of the Series' assets may be invested in the equity securities of issuers domiciled outside of the U.S., provided those securities are either held through depositary receipts which are U.S. dollar denominated or are traded on the New York Stock Exchange. Since the Series limits its investments in non-U.S. securities as described above, the Series has no current intention to engage in forward currency transactions. See "Risks of Investing in Various Countries."



     The Series' fixed-income investments will consist primarily of "investment grade" bonds; that is bonds rated BBB or better by S&P or Baa or better by Moody's or that are unrated but considered by the Investment Adviser to be of equivalent credit quality. Up to 25% of the Series' fixed-income assets may be invested in securities that are below investment grade as defined above, including securities rated as low as CC by S&P or Ca by Moody's. See "High-Yield Bond Series" below for more information regarding the risks associated with an investment in high-yield, high-risk bonds. See the Appendix for a description of bond ratings. During the recent fiscal year, the approximate monthly average percentages of the Series' net assets in the following categories based on the higher of Moody's or S&P's ratings categories, were: Aaa/AAA -- 10.20%;
Aa/AA -- 0.72%; A/A -- 3.67%; Baa/BBB -- 5.13%; Ba/BB -- 1.57%; B/B -- 2.29%;
and Caa/CCC -- 0.29%. Non-rated
investments, equity-type securities, and cash or cash equivalents amounted to 0.32%, 66.61% and 9.20%, respectively. Some or all of the non-rated securities were determined to be of equivalent quality to securities rated by Moody's or S&P as follows: Baa/BBB -- 0.32%.


HIGH-YIELD BOND SERIES

     The primary investment objective of the Series is a high level of current income; its secondary investment objective is capital appreciation.


     Under normal market conditions the Series will be invested in fixed-income securities, with emphasis on higher yielding, higher risk, lower rated or unrated corporate bonds.



     High-yield, high-risk bonds (also known as "junk bonds") generally include any bonds rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality by the Series' Investment Adviser. Bonds rated Ba or BB or below are considered speculative. The Series may invest without limitation in bonds rated as low as Ca by Moody's or CC by S&P (or in bonds that are unrated but determined to be of equivalent quality). In addition, the Series may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P (or in bonds that are unrated but determined to be of equivalent quality). See the Appendix for a description of bond ratings. During the recent fiscal year, the approximate monthly average percentages of the Series' net assets in the following categories based on the higher of Moody's or S&P's ratings categories, were: Aaa/AAA -- 3.29%; Baa/BBB -- 0.69%; Ba/BB -- 25.90%; B/B -- 54.57%; and Caa/CCC -- 1.07%. Non-rated investments, equity-type securities, and cash or cash equivalents amounted to 1.35%, 0.03% and 13.10%, respectively. Some or all of the non-rated securities were determined to be of equivalent quality to securities rated by Moody's or S&P as follows:
Ba/BB -- 0.02%; Caa/CCC -- 1.33%.



     Up to 25% of the Series' assets may be invested in securities of non-U.S. issuers, which are generally denominated in currencies other than the U.S. dollar. The Series can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates.



     Under normal market conditions, the Series will invest primarily in higher yielding obligations which may include loan participations in addition to corporate bonds. The Series also may invest in securities of the U.S. Government, its agencies and instrumentalities, cash and money market instruments. See "Description of Securities and Investment Techniques" below.



     "High-yield, high risk" bonds, also known as "junk bonds," have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds.



     High-yield, high-risk bonds may be very sensitive to adverse economic changes and may be less sensitive to interest rate changes. In addition, periods of economic uncertainty and changes may increase volatility of market prices and yields of high-yield, high-risk bonds and in turn, the Series' net asset value. High-yield, high-risk bonds may contain redemption or call provisions which, if exercised during a period of declining interest rates, may cause the Series to have to replace the security with a lower yielding security, resulting in a decreased return for investors. Furthermore, there may be little trading in the secondary market for particular bonds, which may affect adversely the Series' ability to value accurately or dispose of such bonds.



     The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments.



     There can be, of course, no assurance that the Series' investment objective will be realized or that the net return on an investment in the Series will equal or exceed that which could have been obtained through other investment or savings vehicles. Contract owners should carefully review the investment objectives and policies of the Series and consider their ability to assume the risks involved before making any investment in the Series.



     In pursuing its secondary investment objective of capital appreciation, the Series may purchase high-yield bonds that are expected by the Investment Adviser to increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the Series may invest for this purpose up to 25% of its assets in common stocks or other equity or equity-related securities. Equity-type securities normally will be purchased as part of a unit with fixed-income securities or when an unusual opportunity for capital appreciation is perceived due to an anticipated improvement in the issuer's credit quality or ratings.


U.S. GOVERNMENT /AAA-RATED SECURITIES SERIES


     The investment objective of the U.S. Government /AAA-Rated Securities Series ("Government/AAA Series") is a high level of current income consistent with prudent investment risk and preservation of capital. It seeks to achieve its objective by investing in a combination of (i) securities issued or guaranteed by the U.S. government (i.e., if backed by the full faith and credit of the United States) and (ii) other debt securities (including corporate bonds) rated AAA by S&P or Aaa by Moody's (or that are determined to be of comparable quality by the Investment Adviser). The Series may purchase obligations of non-U.S. corporations or governmental entities, provided such obligations are U.S. dollar denominated and highly liquid. Except when the Series is in a temporary defensive investment position, at least 65% of its total assets is invested in these securities, including securities held subject to repurchase agreements.



     The Series anticipates it will invest in Government National Mortgage Association ("GNMA") certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government. The Government/AAA Series also may invest in securities issued by U.S. Government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government; in short-term debt securities of private issuers (including certificates of deposit, bankers' acceptances, and commercial paper rated A-1 by S&P or Prime-1 by Moody's); and in securities representing a direct or indirect interest in a pool of mortgages issued by financial institutions, such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers. The Government/AAA Series may not purchase any security, other than a U.S. Government security, not rated AAA by S&P or Aaa by Moody's (or that has not received a rating but is determined to be of comparable quality by the Investment Adviser). However, if the rating of a security currently held by the Series is reduced below AAA (or Aaa), the Series is not required to dispose of the security.


CASH MANAGEMENT SERIES


     The investment objective of the Cash Management Series is high current yield while preserving capital. It seeks to achieve this objective by investing in high quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months or less in the case of U.S. Government securities). The Series invests only in such instruments that are determined, in accordance with procedures established by the Fund's Board of Trustees, to present minimal credit risks. The Series' investments may include, but are not limited to, commercial paper rated in the highest rating category by Moody's and S&P, instruments issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities as to the payment of principal and interest, and other securities rated in the highest two categories by either Moody's or S&P, provided the issuer has commercial paper rated in the highest rating category by Moody's or S&P. The Series also may enter into repurchase agreements. See "Securities and Investment Techniques" below.



     Although there is no guarantee that the Series' investment objective will be achieved, investments in the Cash Management Series should present the least market risk of any of the Series because it invests only in high-quality short-term debt obligations. However, an investment in this Series is subject to the risks of changes in market interest rates and the economy as a whole. Also, the return on an investment in the Cash Management Series should not be the same as the return on an investment in a money market fund available directly to the public even where gross yields are equivalent, due to fees imposed at the contract level.


              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES


     EQUITY SECURITIES -- Equity securities represent an ownership position in a company. These securities include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The Series' results will be related to the overall market for these securities.



     DEBT SECURITIES -- Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.


     U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, will be paid in full.


     Certain securities issued by the U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks.



     GNMA CERTIFICATES, FNMA MORTGAGE-BACKED OBLIGATIONS -- The Series may invest in various types of mortgage-related securities and the U.S. Government/AAA-Rated Securities Series expects to invest substantially in these securities. Mortgage-related securities may be issued by governmental agencies (such as GNMA or the Federal Home Loan Mortgage Corporation ("FHLMC")), by the Federal National Mortgage Association ("FNMA"), which is a federally chartered and privately-owned corporation, or by private financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).



     Most mortgage-related securities, including the securities issued by GNMA, FHLMC and FNMA, are so-called "pass-through" securities representing interests in a pool of underlying mortgage loans, on which the regular interest and principal payments (including any prepayments) are passed through to the holder of the securities. Although the mortgage loans in a pool will have stated maturities of up to 30 years, due to both normal principal repayment and prepayments, the average effective maturities of these securities will vary and will tend to fall when interest rates fall and to rise when interest rates rise. Their value also may change due to changes in the market's perception of the creditworthiness of the entity that issues or guarantees them.



     OTHER MORTGAGE-RELATED SECURITIES -- The Government/AAA Series may invest in collateralized mortgage obligations ("CMO's") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMO's are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMO's. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMO's). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).



     MONEY MARKET INSTRUMENTS. -- These are shorter-term debt securities maturing in one year or less include (1) commercial bank obligations (certificates of deposit, interest bearing time deposits, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) (2) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations), (3) commercial paper (short-term notes (up to 9 months) issued by corporations or governmental bodies), and (4) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less). Although certain floating or variable rate obligations (securities whose coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

     REPURCHASE AGREEMENTS -- Each Series may enter into repurchase agreements, under which the Series buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. See "Management". A Series only will enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser, subject to the guidance of the Board of Trustees. If the seller under the repurchase agreement defaults, the Series may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Series may be delayed or limited.



     FORWARD COMMITMENTS -- Each Series may enter into commitments to purchase or sell securities at a future date. When a Series agrees to purchase such securities it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When a Series agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such transaction fails to deliver or pay for the securities, the Series could miss a favorable price or yield opportunity, or could experience a loss.



     The Asset Allocation, High-Yield Bond and Government/AAA Series also may enter into "roll" transactions which consist of the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical securities at a future date.



     U.S. PRIVATE PLACEMENTS -- The Growth Series, the International Series, the Growth-Income Series, the Asset Allocation Series and the High-Yield Bond Series may invest in private placements. Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act. Accordingly, all such private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the Fund's Board of Trustees. Additionally, the liquidity of any particular security will depend on such factors as the availability of "qualified" institutional investors and the extent of investor interest in the security, which can change from time to time.



     RISKS OF INVESTING IN VARIOUS COUNTRIES -- The Growth, International, Growth-Income, Asset Allocation and the High-Yield Bond Series may invest in securities of issuers domiciled outside the U.S. which may be denominated in currencies other than the U.S. dollar.



     Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.



     Additional costs could be incurred in connection with the Series' investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the Series will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.



     The Growth-Income Series and the Asset Allocation Series may invest in the equity securities of issuers domiciled outside the U.S., provided those securities are either held through depositary receipts which are U.S. dollar denominated or are traded on the NYSE. In addition, the U.S. Government/AAA-Rated Securities Series may purchase obligations of non-U.S. corporations or governmental entities, provided they are U.S. dollar denominated and highly liquid. Accordingly, while the risks mentioned above are still present, they are present to a lesser extent.


     With respect to its non-U.S. holdings, pursuant to California Department of Insurance diversification guidelines, a Series will invest in securities with issuers located in at least five different foreign countries at all times with no country representing more than 20% of the Series' non-U.S. assets. However, this minimum number of countries is reduced to four when foreign country investments comprise less than 80% of the Series' net assets; to three countries when less than 60% of net assets; to two countries when less than 40% of net assets; and to one country when less than 20% of net assets.

     An additional 15% of a Series' non-U.S. assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany. This policy is not deemed a fundamental policy and therefore may be changed without shareholder approval.


     CURRENCY TRANSACTIONS -- The Growth Series, the International Series and the High-Yield Bond Series may purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The Series will not generally attempt to protect against all potential changes in exchange rates.


                                   MANAGEMENT

     The Fund's Board of Trustees is responsible for the overall supervision of the operations of the Fund and performs various duties imposed on trustees of investment companies by the Investment Company Act of 1940, as amended ("1940 Act"). The Board has retained others to provide certain services to the Fund.


     INVESTMENT ADVISER -- Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the Fund. Capital Research and Management Company, a wholly owned subsidiary of the Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolios and business affairs of the Fund.



     The compensation paid to the Investment Adviser for the most recent fiscal year as a percentage of average net assets amounted to the following: Growth Series -- .30%, International Series -- .60%, Growth-Income Series -- .30%, Asset Allocation Series -- .31%, High-Yield Bond Series -- .31%, U.S. Government/AAA Rated Series -- .32% and Cash Management Series -- .32%.



     MULTIPLE PORTFOLIO COUNSELOR SYSTEM -- The basic investment philosophy of the Investment Adviser is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system, the portfolios of the managed Series are divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by each Series' objectives and by the Investment Advisers investment committee). In addition, the Investment Adviser's research professionals make investment decisions with respect to a portion of each Series' portfolio.

     The primary individual portfolio counselors for the Fund are listed below:

                                                                                                 YEARS OF EXPERIENCE IN
                                                                                                          THE
                                                                                                   INVESTMENT INDUSTRY
                                                                                           WITH CAPITAL
                                                           YEARS OF EXPERIENCE AS          RESEARCH AND
                                                             PORTFOLIO COUNSELOR            MANAGEMENT
   PORTFOLIO COUNSELORS                                        FOR THE SERIES               COMPANY OR                  TOTAL
      FOR THE FUND               PRIMARY TITLE(S)          INDICATED (APPROXIMATE)        ITS AFFILIATES                YEARS
--------------------------------------------------------------------------------------------------------------------------------
  Timothy D. Armour         Senior Vice President,        Asset Allocation                      14                        14
                            Capital Research Company.*    Series -- 1 year
--------------------------------------------------------------------------------------------------------------------------------
  David C. Barclay          Executive Vice President,     High-Yield Bond                       9                         16
                            Capital Research Company*     Series --
                                                          8 years
--------------------------------------------------------------------------------------------------------------------------------
  Martial Chaillet          Senior Vice President,        International Series -- 4             25                        25
                            Capital Research Company*     years
--------------------------------------------------------------------------------------------------------------------------------
  Gordon Crawford           Senior Vice President and     Growth Series -- 3 years              26                        26
                            Director, Capital Research    (plus 5 years as a
                            and Management Company        research professional
                                                          prior to becoming a
                                                          portfolio counselor for
                                                          the Series)
--------------------------------------------------------------------------------------------------------------------------------
  James E. Drasdo           Senior Vice President and     Growth Series -- 11 years             20                        25
                            Director, Capital Research
                            and Management Company
--------------------------------------------------------------------------------------------------------------------------------
  James K. Dunton           Senior Vice President and     Growth-Income Series --               35                        35
                            Director, Capital Research    since the Series began
                            and Management Company        operations in 1984
--------------------------------------------------------------------------------------------------------------------------------
  Abner D. Goldstine        Senior Vice President and     Asset Allocation                      29                        45
                            Director, Capital Research    Series -- since the
                            and Management Company        series began operations
                                                          in 1989; Government/AAA
                                                          Series -- since the
                                                          Series began operations
                                                          in 1985
--------------------------------------------------------------------------------------------------------------------------------
  Alwyn Heong               Vice President, Capital       International Series -- 1             5                          5
                            Research and Management       year
                            Company
--------------------------------------------------------------------------------------------------------------------------------
  Claudia P. Huntington     Senior Vice President,        Growth-Income Series -- 3             19                        21
                            Capital Research Company*     years (plus 5 years as a
                                                          research professional
                                                          prior to becoming
                                                          portfolio counselor for
                                                          the series)
--------------------------------------------------------------------------------------------------------------------------------
  Robert W. Lovelace        Executive Vice President,     International Series --               12                        12
                            Capital Research Company*     3 years
--------------------------------------------------------------------------------------------------------------------------------
  Robert G. O'Donnell       Senior Vice President and     Growth-Income Series --               22                        25
                            Director, Capital Research    7 years (plus 1 year as a
                            and Management Company        research professional
                                                          prior to becoming a
                                                          portfolio counselor for
                                                          the Series)
--------------------------------------------------------------------------------------------------------------------------------
  Donald D. O'Neal          Vice President, Capital       Growth Series -- 6 years              11                        11
                            Research and Management       (plus 4 years as a
                            Company                       research professional
                                                          prior to becoming a
                                                          portfolio counselor for
                                                          the Series)
--------------------------------------------------------------------------------------------------------------------------------

* Company affiliated with Capital Research and Management Company.
--------------------------------------------------------------------------------------------------------------------------------


                                                                                                 YEARS OF EXPERIENCE IN
                                                                                                          THE
                                                                                                  INVESTMENT INDUSTRY
                                                                                           WITH CAPITAL
                                                           YEARS OF EXPERIENCE AS          RESEARCH AND
                                                             PORTFOLIO COUNSELOR            MANAGEMENT
   PORTFOLIO COUNSELORS                                        FOR THE SERIES               COMPANY OR                 TOTAL
      FOR THE FUND               PRIMARY TITLE(S)          INDICATED (APPROXIMATE)        ITS AFFILIATES               YEARS
-------------------------------------------------------------------------------------------------------------------------------
  Victor M. Parachini       Senior Vice President,        Asset Allocation                      20                       35
                            Capital Research and          Series -- 1 year
                            Management Company
-------------------------------------------------------------------------------------------------------------------------------
  Richard T. Schotte        Senior Vice President,        High-Yield Bond                       19                       30
                            Capital Research and          Series --
                            Management Company            9 years
-------------------------------------------------------------------------------------------------------------------------------
  John H. Smet              Vice President, Capital       Government/AAA Series --              14                       15
                            Research and Management       5 years
                            Company
-------------------------------------------------------------------------------------------------------------------------------




     BUSINESS MANAGER -- The Fund's business manager is Anchor Investment Adviser, Inc., 1 SunAmerica Center, Los Angeles, California 90067-6022(the "Business Manager"). The Business Manager is a Maryland corporation formed on February 6, 1987, and is an indirectly wholly owned subsidiary of the Company. Pursuant to the Business Management Agreements, the Business Manager manages the business affairs and the administration of the Fund. For providing these services, the Business Manager receives a monthly fee, accrued daily, based on the net assets of each Series of the Fund other than the International Series, at the annual rate of 0.24% of that portion of each Series' average daily net assets not exceeding $30 million, plus 0.20% of that portion of each Series' average daily net assets in excess of $30 million. The Business Manager receives a monthly fee, accrued daily, based on the average daily net assets of the International Series at the annual rate of 0.24%. For the fiscal year ended November 30, 1996, the Series paid to the Business Manager a fee equal to the following percentages of average daily net assets; Growth Series -- .20%, International Series -- .24%, Growth-Income Series -- .20%, Asset Allocation Series -- .21%, High-Yield Bond Series -- .21%, U.S. Government/AAA-Rated
Series -- .21% and Cash Management Series -- .21%. The Fund pays certain expenses not assumed by the Business Manager, including, but not limited to: expenses of shareholder meetings, the expense of reports to existing shareholders, insurance premiums, legal and auditing fees, dividend disbursement expenses, the expense of the issuance, transfer and redemption of its shares, custodian fees, printing and preparation of registration statements, prospectuses and proxies, taxes, and compensation of Board of Trustees who are not interested persons of the Fund.


     CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT -- State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian, transfer agent and dividend paying agent. State Street maintains custody of the Fund's securities and cash and the records of each shareholder's account. State Street also performs other related shareholder service functions.

                               PORTFOLIO TURNOVER


     Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. A Series portfolio turnover rate would equal 100% if each security in the Series' portfolio were replaced once per year.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES


     It is the Fund's policy to distribute to the shareholders (the variable separate account) all of its investment income and capital gains realized during each fiscal year. Each Series of the Fund is subject to asset diversification regulations prescribed by the U.S. Treasury Department under the Internal Revenue Code of 1986, as amended (the "Code"). In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Series may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests which may be satisfied by the Series under the regulation. The Fund intends to comply with the diversification regulations. If a Series fails to comply with these regulations, the contracts invested in that Series will not be treated as annuity, endowment or life insurance contracts under the Code.



     Each Series of the Fund intends to operate as a "regulated investment company" under the Code. In any fiscal year in which a Series so qualifies and distributes to shareholders its net investment income and realized capital gains, the Series itself is relieved of federal income tax.


     See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.


     PORTFOLIO TRANSACTIONS -- Orders for the Fund's portfolio securities transactions are placed by Capital Research and Management Company which strives to obtain the best available prices, taking into account the costs and quality of executions. There is no agreement or commitment to place orders with any broker-dealer. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.



     Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold Contracts or have provided investment research, statistical and other related services for the benefit of the Fund and/or of other funds served by Capital Research and Management Company.


                                PRICE OF SHARES


     The Fund is open for business on any day the NYSE is open for regular trading. Shares of each Series of the Fund are sold at the net asset value per share calculated once daily at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time). The current value of the Series' total assets, less liabilities, is divided by the total number of shares outstanding, and the result is the net asset value per share. Assets are generally valued at their market value, where available, except that short-term securities with 60 days or less to maturity are valued on an amortized cost basis. For a complete description of the procedures involved in valuing various Fund assets, see the Statement of Additional Information.


                           PURCHASES AND REDEMPTIONS


     Shares of the Fund currently are offered only to the Variable Separate Account. At present, Fund shares are used as the investment vehicle for annuity contracts only. The Company may issue variable life contracts that also will use the Fund as the underlying investment. The offering of Fund shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Fund simultaneously. Although neither the Company nor the Fund currently foresees such disadvantages either to variable annuity or variable life contract owners, the Board of Trustees of the Fund, based upon information provided by the Company, would monitor events in order to determine, should a material conflict arise, what action, if any, need be taken in response thereto. All shares may be purchased or redeemed by the separate account without any sales or redemption charges at the next computed net asset value. Purchases and redemptions are made subsequent to corresponding purchases and redemptions of units of the separate account without delay.


     Except in extraordinary circumstances and as permissible under the 1940 Act, the redemption proceeds are paid on or before the seventh day following the request for redemption.

                           SHAREHOLDER VOTING RIGHTS

     All shares of the Fund have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the trustees holding office have been elected by shareholders. At that time, the trustees then in office will call a shareholders' meeting for the election of trustees. The trustees must call a meeting of shareholders for the purpose of voting upon the removal of any trustee when requested to do so by the record holders of 10 percent of the outstanding shares of the Fund. A trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees, provided that immediately after the appointment of any successor trustee, at least two-thirds of the trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of trustees can elect all the trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Fund will continue indefinitely.

     In matters affecting only a particular Series, the matter shall have been effectively acted upon by a majority vote of that Series even though: (1) the matter has not been approved by a majority vote of any other Series; or (2) the matter has not been approved by a majority vote of the Fund.

                   INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL


     Price Waterhouse LLP has been selected as independent accountants for the Fund. The firms of Blazzard, Grodd & Hasenauer and Shereff, Friedman, Hoffman & Goodman, LLP provide legal services to the Fund.


                             SHAREHOLDER INQUIRIES

     Shareholder inquiries should be directed to Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299, telephone number (800) 445-7862.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


                                               TOPIC                                                 PAGE
---------------------------------------------------------------------------------------------------  ----
The Fund...........................................................................................    2
Investment Policies................................................................................    2
Investment Restrictions............................................................................   11
Fund Officers and Trustees.........................................................................   16
Investment Advisory Agreement......................................................................   18
Business Management Agreement......................................................................   19
Dividends, Distributions and Federal Taxes.........................................................   21
Price of Shares....................................................................................   21
Execution of Portfolio Transactions................................................................   23
General Information................................................................................   25
Financial Statements...............................................................................   26

                                    APPENDIX

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

     COMMERCIAL PAPER RATINGS -- Moody's Investors Service, Inc. employs the designations "Prime-1", "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Standard & Poor's Ratings Services' ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

     CORPORATE DEBT SECURITIES -- Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C".
Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a larger, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position. B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Speculative in a high degree; often in default or have other marked shortcomings. C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Services rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong. AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree. A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories. BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C -- Regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicated the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C1 -- Reserved for income bonds on which no interest is being paid. D -- In default and payment of interest and/or repayment of principal is in arrears.

                       Statement of Additional Information






                               ANCHOR PATHWAY FUND







      This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus of the Fund, dated January 28, 1997. The Prospectus may be obtained by writing to the Fund at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.




                                 P.O. Box 54299
                       Los Angeles, California 90054-0299









                                January 28, 1997

                                TABLE OF CONTENTS




Topic                                                                  Page

The Fund.............................................................   2
Investment Policies..................................................   2
Investment Restrictions..............................................   11
Fund Officers and Trustees...........................................   16
Investment Advisory Agreement........................................   18
Business Management Agreement........................................   19
Dividends, Distributions and Federal Taxes...........................   21
Price of Shares......................................................   21
Execution of Portfolio Transactions..................................   22
General Information..................................................   24
Financial Statements.................................................   26




                                    THE FUND

            The Fund, organized as a Massachusetts business trust on March 23, 1987, is a diversified, open-end management investment company. It was established to provide an exclusive funding medium for the Account.

            The sole shareholder of the Fund is the Account. The Company is a wholly-owned subsidiary of SunAmerica Life Insurance Company, an Arizona corporation, which is, in turn, owned by SunAmerica Inc., a Maryland corporation.

                               INVESTMENT POLICIES

            The discussion below is intended to supplement the information contained in the Prospectus.

GENERAL

            ILLIQUID SECURITIES. Each of the Series may invest no more than 10% of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements which have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Series will seek to obtain the right of registration at the expense of the issuer.

            In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid under procedures adopted by the Fund's Board of Trustees. Capital Research and Management Company ("CRMC") will monitor the liquidity of such restricted securities. In reaching liquidity decisions, the Investment Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            The Cash Management Series may invest in commercial paper issues which include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"). In addition each Series may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Investment Adviser believes that
Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. Each Series intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities.

CASH MANAGEMENT SERIES


            The Cash Management Series seeks to achieve its investment objective by investing in a diversified selection of money market instruments. The money market instruments in which the Series may invest include the following:

            COMMERCIAL BANK OBLIGATIONS - Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports, and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity). The Cash Management Series may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Series is fully insured by the U.S. Government.

            SAVINGS ASSOCIATION OBLIGATIONS - Certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations with assets in excess of $1 billion based on the latest published reports. The Cash Management Series may also invest in obligations issued by savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Series is fully insured by the U.S. Government.

            COMMERCIAL PAPER - Short-term notes (up to 9 months) issued by corporations or governmental bodies. The Cash Management Series may only purchase commercial paper judged by the Investment Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by S&P and by Moody's or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Series. (No more than 5% of the Cash Management Series' assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the Cash Management Series' assets or $1 million may be invested in such securities of any one issuer.) See the Appendix contained in the Fund's prospectus for a description of the ratings. The commercial paper in which the Cash Management Series may invest includes variable amount master demand notes.

Variable amount master demand notes permit the Cash Management Series to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Cash Management Series unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. Generally, the Cash Management Series attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Investment Adviser, subject to the direction of the trustees, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Investment Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P and the Cash Management Series may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Series may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Investment Adviser has reason to believe that the borrower could not make timely repayment upon demand.





            CORPORATE BONDS AND NOTES - The Cash Management Series may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. The Cash Management Series may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by S&P and Moody's. See the Appendix contained in the Fund's prospectus for a description of investment-grade ratings by S&P and Moody's.

            FLOATING RATE OBLIGATIONS - These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Investment Adviser considers floating rate obligations to be liquid investments because a number of U.S. and non-U.S. securities dealers make active markets in these securities.

ASSET ALLOCATION SERIES AND U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES

            GNMA CERTIFICATES, FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS - The Series may purchase certificates issued by the Government National Mortgage Association (GNMA) and the U.S. Government/AAA-Rated Securities Series expects to invest in these securities. These certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans that are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the United States government. Principal is paid back monthly by the borrower over the term of the loan. Because both interest and principal payments (including prepayments) are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

The Federal National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

            MORTGAGE-RELATED SECURITIES - The Series may invest in mortgage-related securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue the securities) including collateralized mortgage obligations ("CMO's") and mortgage backed bonds. CMO's (including real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986, as amended) are issued in series that are made up of a group of bonds that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of principal and interest are dedicated to payment of principal and interest on the bonds in the series. Each class of bonds in the series has a different maturity than the other classes of bonds in the series and may bear a different coupon rate. The different maturities come from the fact that all principal payments, both regular principal payments as well as any prepayments of principal, are passed through first to the holders of the class with the shortest maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. As a result, an acceleration in the rate of prepayments that may be associated with declining interest rates shortens the expected life of each class, with the greatest impact on those classes with the shortest maturities. Similarly, should prepayments slow down, as may happen in times of rising interest rates, the expected life of each class lengthens, again with the greatest impact on those classes with the shortest maturities. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal payments on the underlying collateral. In these series the classes having proportionately greater interests on principal repayments generally would be more affected by acceleration (or slowing) in the rate of prepayments.


            Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMO's). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).


            U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES AND REVERSE REPURCHASE AGREEMENTS - Although the Government/AAA Series has no current intention of doing so during the next twelve months, the Government/AAA Series is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the Government/AAA Series and its agreement to repurchase the security at a specified time and price. The Government/AAA Series maintains in a segregated account with the Fund's custodian liquid assets, which will be marked to market daily, in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Government/AAA Series. The use of reverse repurchase agreements by the Government/AAA Series creates leverage that increases the Government/AAA Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Government/AAA Series' earnings and net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings and net asset value would decline faster than otherwise would be the case.

U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES, ASSET ALLOCATION SERIES AND HIGH-YIELD BOND SERIES

            Loans of Portfolio Securities - Although the Government/AAA Series, Asset Allocation Series and High-Yield Bond Series have no current intention of doing so during the next twelve months, they are authorized to lend portfolio securities to broker-dealers or to other institutional investors whose financial condition is monitored by CRMC. The borrower must maintain collateral with the Fund's custodian consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser monitors the adequacy of the collateral on a daily basis. The Series may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The Series receives any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. Each Series will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, determined at the time any such loan is made.

            PORTFOLIO TRADING OF FIXED-INCOME SECURITIES - The Series intends to engage in portfolio trading of fixed-income securities when it is believed that the sale of a fixed-income security owned and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.


            ROLL TRANSACTIONS - Although the Asset Allocation Series, the High-Yield Bond Series, and the U.S. Government/AAA-Rated Securities Series have no current intention of doing so during the next 12 months, these Series may engage in "roll" transactions. A "roll" transaction is the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical securities at a future date. The Series intend to treat "roll" transactions as two separate transactions; one involving the purchase of a security and a separate transaction involving the sale of a security. Since the Series do not intend to enter into "roll" transactions for financing purposes, they may treat these transactions as not falling within the definition of borrowing set forth in Section 2(a)(23) of the 1940 Act. The Series will segregate liquid assets, which will be marked to market daily, in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Series' aggregate commitments under these transactions exceed its holding of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Series temporarily will be in a leveraged position, as set forth in Section 18 of the 1940 Act, (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Series' portfolio securities decline while the Series is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Series' aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

GROWTH SERIES, INTERNATIONAL SERIES AND HIGH-YIELD BOND SERIES

            CURRENCY TRANSACTIONS - The Growth Series, International Series and High-Yield Bond Series have the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Series will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

            Although it has no current intention to do so (at least during the next 12 months), the High-Yield Bond Series may also enter into exchange-traded futures contracts relating to foreign currencies in connection with investments in securities of foreign issuers in anticipation of, or to protect against, fluctuations in exchange rates. In addition, forward currency contracts may be used by the Series to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. Although currency contracts typically will involve the purchase and sale of a foreign currency against the U.S. dollar, a Series also may enter into currency contracts not involving the U.S. dollar. In connection with these futures transactions, the Fund has filed a notice of eligibility with the Commodities Futures Trading Commission (the "CFTC") that exempts the Series from CFTC registration as a "commodity pool operator" as defined under the Commodities Exchange Act. Pursuant to this notice, a Series may (i) purchase and sell futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Series' assets committed to margin and option premiums, and
(ii) enter into non-hedging transactions, provided that the Series may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Series' existing futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions.

            Although it has no current intention to do so (at least during the next 12 months), the High-Yield Bond Series may attempt to accomplish objectives similar to those involved in its of currency contracts by purchasing put or call options on currencies. A put option gives the Series, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Series, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Series might purchase a currency put option, for example, to protect itself during the contract period against a decline in the U.S. dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the U.S. dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the U.S. dollar, any gain to the Series would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the U.S. dollar of a currency in which a series anticipates purchasing securities.

            Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Series will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

            Certain provisions of the Internal Revenue Code may affect the extent to which the Series may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the Series.

GROWTH SERIES, ASSET ALLOCATION SERIES AND HIGH-YIELD BOND SERIES

            CERTAIN RISK FACTORS RELATING TO HIGH-YIELD BONDS - The Growth Series, Asset Allocation Series and the High-Yield Bond Series may invest in high yield bonds. These bonds present certain risks which are discussed below:

            SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Series may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Series' net asset value.

            PAYMENT EXPECTATIONS - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Series would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Series' assets. If the Series experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Series' rate of return.

            LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the Series' ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

                             INVESTMENT RESTRICTIONS

            The Fund has adopted certain investment restrictions for each Series that cannot be changed without approval by a majority of its outstanding shares. Such majority is defined as the vote of the lesser of (i) 67 percent or more of the outstanding shares of the Series present at a meeting, if the holders of more than 50 percent of the outstanding shares of the Series are present in person or by proxy or (ii) more than 50 percent of the outstanding shares of the Series.

INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT SERIES

            The Cash Management Series has adopted the following restrictions that are fundamental policies. These fundamental policies, as well as the Cash Management Series' investment objective, cannot be changed without approval by a majority of its outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Cash Management Series may not:

       1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Series' total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Series' total assets.

       2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

       3. Invest more than 25% of the Series' total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Series may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

       4. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Series' total assets would be so invested.

       5. Make loans to others except for the purchase of the debt securities listed above under its Investment Policies. The Series may, however, enter into repurchase agreements.

       6. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Series' total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Series will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

       7. Pledge or hypothecate its assets.

       8. Sell securities short except to the extent that the Series contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

       9. Invest in puts, calls, straddles, spreads or any combination thereof.

       10. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization), real estate or commodities.

       11. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

       Notwithstanding investment restriction Number 1 above, in order to comply with Rule 2a-7 under the Investment Company Act of 1940, the Cash Management Series has adopted a more restrictive policy (that may be changed by the trustees without shareholder approval) of investing no more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. Government); provided however, that the Cash Management series may invest, as to 25% of its assets, more than 5% of its assets in certain high-quality securities (as defined in the Rule) of a single issuer for a period of up to three business days. The purchase by the Cash Management Series of securities that have

"put" or "stand-by" commitment features are not considered "puts" for purposes of investment restriction Number 9 above.

INVESTMENT RESTRICTIONS OF THE HIGH-YIELD BOND SERIES, THE ASSET ALLOCATION SERIES, THE GROWTH-INCOME SERIES, THE INTERNATIONAL SERIES AND THE GROWTH SERIES

       The High-Yield Bond Series, the Asset Allocation Series, the Growth-Income Series, the International Series and the Growth Series have each adopted the following investment restrictions that are fundamental policies. These fundamental policies, as well as each Series' investment objective, cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Series. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The High-Yield Bond Series, the Asset Allocation Series, the Growth-Income Series, the International Series and the Growth Series may not:

       1. Invest more than 5% of the value of the total assets of the Series in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Series' total assets and, provided further, that the limitation shall not apply to obligations of the government of the United States or of any corporation organized as an instrumentality of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Series' total assets.

       2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

       3. Invest more than 25% of the Series' total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Series may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

       4. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Series' total assets would be so invested.

       5. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

       6. Purchase commodities or commodity contracts; except that the Asset Allocation Series, the High-Yield Bond Series and the International Series may engage in transactions involving currencies (including forward and futures contracts or put and call options).

       7. Invest in companies for the purpose of exercising control or management.

       8. Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; and (c) with respect to the High-Yield Bond Series and the Asset Allocation Series, the loaning of its portfolio securities.

       9. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Series' total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Series will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.

       10. Purchase securities on margin.

       11. Pledge or hypothecate its assets.

       12. Sell securities short except to the extent that the Series contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

       13. Invest in puts, calls, straddles, spreads or any combination thereof; except as described above in investment restriction number 6.

       14. Purchase or sell securities of other investment companies (except in connection with a merger, consolidation, acquisition or reorganization).

       15. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.


       The High-Yield Bond Series and the International Series may invest not in excess of 10% of the market value of their total assets in securities that are restricted as to resale. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A which the investment Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 10% limitation on restricted securities. The Asset Allocation, Growth-Income and the Growth
Series may invest not in excess of 5% of the market value of their total assets in securities that are restricted as to resale. As a condition to the acquisition of the type of securities mentioned herein, these Series will ordinarily require that the issuer agree to bear the expenses of registration under the 1933 Act, if and when the Series desires to sell the securities. Registration could result in a delay in disposing of these securities. This policy of the Fund is not deemed a fundamental policy and therefore may be changed without shareholder approval.


INVESTMENT RESTRICTIONS OF THE U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES

       The Government/AAA Series has adopted the following investment restrictions that are fundamental policies. These fundamental policies, as well as the Government/AAA Series' investment objective, cannot be changed without approval of a majority of its outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Government/AAA Series may not:

       1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities")) if, immediately after and as a result of such investment, more than 5% of the value of the Government/AAA Series' total assets would be invested in securities of the issuer.

       2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. Government securities or other securities to the extent they are backed by or represent interests in U.S. Government securities or U.S. Government-guaranteed mortgages.

       3. Invest in companies for the purpose of exercising control or management.

       4. Knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

       5. Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the Government/AAA Series may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.

       6. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities would exceed 10% of the value of its total assets.

       7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause the Series to be considered an underwriter as that term is defined under the Securities Act of 1933.

       8. Make loans, except that the Government/AAA Series may purchase readily marketable debt securities and invest in repurchase agreements and make loans of portfolio securities. The Series will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) exceeds 10% of the value of its total assets.

       9. Sell securities short, except to the extent that the Government/AAA Series contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

       10. Purchase securities on margin, except that the Series may obtain necessary short-term credits for the clearance of purchases and sales of securities.

       11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the Government/AAA Series' total assets, except that the Series may enter into reverse repurchase agreements.

       12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement.

       13. Write, purchase or sell puts, calls or combinations thereof.


                           FUND OFFICERS AND TRUSTEES


       The trustees and executive officers of the Fund and their principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each executive officer and trustee is 1 SunAmerica Center, Los Angeles, California 90067-6022.


Name, Age and Position(s)               Principal Occupation(s)
Held With the Fund                      During the Past Five Years
-------------------------               --------------------------
RICHARDS D. BARGER (68),                Senior Partner, Law Firm of
Trustee                                 Barger & Wolen.

FRANK L. ELLSWORTH (53),                President, the Independent
Trustee                                 Colleges of Southern California
                                        (1991 to present).

NORMAN J. METCALFE (54),                Vice Chairman and Chief
Trustee                                 Financial Officer, The Irvine
                                        Company (March 1993 to January
                                        1997); Executive Vice President
                                        (1986-1992) and Director (1984-
                                        1993), SunAmerica Inc.;
                                        formerly, President, SunAmerica
                                        Investments, Inc. (1988-1992)
                                        and Executive Vice President
                                        and Director, Anchor National
                                        (1986-1992).

Name, Age and Position(s)               Principal Occupation(s)
Held With the Fund                      During the Past Five Years
-------------------------               --------------------------
JAMES K. HUNT (45), Trustee,            Executive Vice President,
Chairman and President*                 SunAmerica Investments, Inc.
                                        (1993 to present) and
                                        President, SunAmerica Corporate
                                        Finance (since January 1994);
                                        Senior Vice President,
                                        SunAmerica Investments Inc.
                                        (1990-1993).

SCOTT L. ROBINSON (50)                  Senior Vice President and
Senior Vice President,                  Controller, SunAmerica Inc.
Treasurer and Controller                (since 1991); Senior Vice
                                        President and Director, Anchor
                                        National (since 1988). (joined
                                        SunAmerica in 1978)

SUSAN L. HARRIS (39)                    Senior Vice President (since
Vice President, Counsel and             November 1995), Secretary
Secretary                               (since 1989) and General
                                        Counsel (since December 1994),
                                        SunAmerica Inc.; Senior Vice
                                        President and Secretary, Anchor
                                        National (since 1990) and
                                        Director (since 1991) (joined
                                        SunAmerica Inc. in 1985).

PETER C. SUTTON (32)                    Vice President, SAAMCo, since
Vice President                          September, 1994; Treasurer,
The SunAmerica Center                   SunAmerica Mutual Funds since
733 Third Avenue                        February 1996; Vice President,
New York, NY 10017-3204                 SunAmerica Series Trust since
                                        October 1994; Controller,
                                        SunAmerica Mutual Funds (March
                                        1993 to February 1996);

-------------------

 *A Trustee who may be deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

            The Fund pays no salaries or compensation to any of its officers, all of whom are officers or employees of the Company or its affiliates. For the fiscal year ended November 30, 1996, the Fund paid Trustees' fees and expenses which totaled $49,500.

            The following table sets forth information summarizing the compensation of each Trustee of the Fund for his services as Trustee for the fiscal year ended November 30, 1996. Trustees who are affiliated with the Company do not receive any compensation.

                               COMPENSATION TABLE


                                              Pension or         Total
                                              Retirement         Compensation
                            Aggregate         Benefits           from Registrant
                            Compensation      Accrued as         and Fund
                            from              Part of Fund       Complex Paid to
Trustee                     Registrant        Expenses*          Trustees*
Richards D. Barger            $13,000             N/A               $22,000
Frank L. Ellsworth            $13,000             N/A               $22,000
Gordon F. Hampton             $11,750             N/A               $20,250
Norman J. Metcalfe            $11,750             N/A               $20,250

* Information is as of November 30, 1996 for the two Funds in the complex which pay fees to these trustees (the Fund and SunAmerica Series Trust).


                          INVESTMENT ADVISORY AGREEMENT

            The Fund is advised by CRMC of Los Angeles, California. The Amended and Restated Investment Advisory Agreement between the Fund and the Investment Adviser, dated March 14, 1990, provides that the Investment Adviser shall determine what securities are purchased or sold by the Fund. The Agreement was approved by shareholders of the Cash Management Series, the High-Yield Bond Series, the Growth-Income Series, the Growth Series and the Government/AAA Series on September 22, 1988, by shareholders of the Asset Allocation Series on March 14, 1990 and by shareholders of the International Series on March 20, 1991.

            The Investment Advisory Agreement provides that it will continue in effect until September 21, 1990, unless terminated, and may be renewed from year to year thereafter as to each Series for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each Series, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement was last renewed on July 18, 1996. The Agreement also provides that it may be terminated by either party without penalty upon 60 days' written notice to the other party. The Agreement provides for automatic termination upon assignment.

            As compensation for its services, the Investment Adviser receives from the Fund a fee, accrued daily and payable monthly, based on the net assets of each Series. For all the Series except the International Series, the fee is equal to 0.36% (on an annualized basis) of that portion of each Series' average daily net assets not exceeding $30 million, plus 0.30% of that portion of the Series' average daily net assets in excess of $30 million. The Investment Adviser receives a fee, accrued daily and payable monthly, based on the net assets of the International Series, at the annual rate of 0.66% of that portion of the Series' average daily net assets not exceeding $60 million, plus 0.58% of that portion of the Series' average daily net assets in excess of $60 million. This fee will be reduced to the extent necessary to comply with any applicable state expense limitations.


            The following table sets forth the total advisory fees received by the Adviser from each Fund pursuant to the Advisory Agreement for the fiscal years ended November 30, 1996, 1995 and 1994.

                                  ADVISORY FEES


               FUND                     1996             1995            1994
Growth Series                        $2,478,000       $2,484,000      $2,232,000
International Series                 $1,412,000       $1,419,000      $1,501,000
Growth-Income Series                 $2,672,000       $2,478,000      $2,484,000
Asset Allocation Series              $  472,000       $  461,000      $  492,000
High-Yield Bond Series               $  421,000       $  447,000      $  497,000
U.S. Government/AAA-Rated
Securities Series                    $  380,000       $  449,000      $  582,000
Cash Management Series               $  318,000       $  442,000      $  560,000



                          BUSINESS MANAGEMENT AGREEMENT

            The Business Manager, a wholly-owned subsidiary of Anchor National Financial Services, Inc., provides administrative services to the Fund. The Business Management Agreement between the Fund and the Business Manager, dated September 1, 1987, provides that the Business Manager will manage the business affairs of the Fund and perform the administrative functions required of a registered investment company at all times in accordance with the organizational documents and current prospectus of the Fund. Shareholders of the Cash Management Series, the High-Yield Bond Series, the Growth-Income Series, the Growth Series and the Government/AAA Series approved the Business Management Agreement on September 22, 1988. Similar Business Management Agreements were approved by shareholders of the Asset Allocation Series on March 14, 1990 and by shareholders of the International Series on March 20, 1991.

            As compensation for its services, the Business Manager receives a fee, accrued daily and payable monthly, based on the net assets of each Series of the Fund other than the International Series, at the annual rate of 0.24% of that portion of each Series' average daily net assets not exceeding $30 million, plus 0.20% on that portion of the Series' average daily net assets in excess of

$30 million. The Business Manager receives a monthly fee, accrued daily, based on the average daily net assets of the International Series at the annual rate of 0.24%.


            The following table sets forth the total administrative fees paid by the Fund to the Business Manager pursuant to the Business Management Agreement for the fiscal years ended November 30, 1996, 1995 and 1994.

                            BUSINESS MANAGEMENT FEES


               FUND                     1996             1995            1994
Growth Series                        $1,653,000       $1,656,000      $1,488,000
International Series                 $  564,000       $  567,000      $  601,000
Growth-Income Series                 $1,781,000       $1,652,000      $1,656,000
Asset Allocation Series              $  314,000       $  307,000      $  328,000
High-Yield Bond Series               $  281,000       $  298,000      $  331,000
U.S. Government/AAA-Rated
Securities Series                    $  253,000       $  300,000      $  338,000
Cash Management Series               $  212,000       $  295,000      $  373,000


            The Business Management Agreements provide that they will continue in effect until September 21, 1991, unless terminated, and may be renewed from year to year thereafter as to each Series for as long as such renewal is specifically approved at least annually by (i) the Board of Trustees of the Fund, or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of each Series, and (ii) the vote of a majority of Trustees who are not parties to the Management Agreement or interested persons (as defined in said Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements were renewed most recently on July 19, 1996. The Business Management Agreements also provide that they may be terminated by either party without penalty upon 60 days' written notice to the other party. The Agreements provide for their automatic termination upon assignment.


            The Fund pays certain expenses not assumed by the Business Manager including, but not limited to, expenses of shareholder meetings; reports to shareholders and the printing of proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expenses of issuance, transfer and redemption of shares; custodian fees; printing and preparation of registration statements; taxes; and the compensation of trustees who are not interested persons of the Fund.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

            FEDERAL TAXES - Each Series is qualified and intends to remain qualified and elect to be treated as a regulated investment company under Subchapter M under the Code. To remain qualified as a regulated investment company, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities or certain foreign currencies (or options, futures or forward contracts thereon) held less than 3 months (foreign currency gains, including those derived from options, futures and forward contracts, will not, in any event, be characterized as short-short gains if they are directly related to the registered investment company's investment in stocks, options or futures thereon); (c) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Series' assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the Series' net assets and to not more than 10% of the voting securities of any one issuer (other than government securities) and (ii) not more than 25% of the value of its assets are invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies; and (d) distribute at least 90% of its investment company taxable income (including short-term capital gains).

            Income received by a Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Series will be subject, since the amount of that Series' assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

                                 PRICE OF SHARES


            The Fund is open for business any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares of such class outstanding. The net asset value of a Fund's shares will also be computed on each other day in which there is a sufficient degree of trading in such Fund's securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Fund's shares. The days and times of such computation may, in the future, be changed by the

Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.


            Stocks and convertible bonds and debentures traded on the NYSE are valued at the last sale price on such exchange on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. Non-convertible bonds and debentures and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available. In circumstances where the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation (at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type) may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. U.S. Treasury bills, and other obligations issued by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund, on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options on currencies purchased by the Series are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Futures contracts involving foreign currencies traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Investment Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective series' total assets.

            The Series' liabilities including proper accruals of expense items, are deducted from total assets.

            The net asset value of the respective Series is divided by the total number of shares outstanding (excluding treasury shares). The result, rounded to the nearer cent, is the net asset value per share.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

            It is the policy of the Fund, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid.

            A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser.

            The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Investment Adviser places the Fund's portfolio transactions, the Investment Adviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Investment Adviser in serving other clients as well as the Fund and research services obtained by the Investment Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value in serving the Fund.

            Purchases and sales of money market instruments usually are principal transactions. Normally, no brokerage commissions are paid by the Fund for such purchases. Money market instruments are generally purchased directly from the issuer or from an underwriter or market-maker for the securities. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). Where transactions are made in the over-the-counter market, the Fund deals with the primary market makers unless more favorable prices are obtainable.

            The policy of the Fund with respect to brokerage practices is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.




            The following tables set forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions which were paid to affiliated broker-dealers by the Funds for the fiscal years ended November 30, 1996, 1995 and 1994.

                           1996 BROKERAGE COMMISSIONS


                           AGGREGATE       AMOUNT PAID TO     PERCENTAGE PAID TO
                           BROKERAGE     AFFILIATED BROKER-   AFFILIATED BROKER-
        SERIES            COMMISSIONS         DEALERS              DEALERS
Growth Series              $545,267            $4,076               0.75%
International Series       $501,956               --                  --
Growth-Income Series       $574,225            $4,220               0.74%
Asset Allocation
Series                     $ 79,496            $  120               0.15%
High-Yield Bond
Series                           --                --                  --
U.S. Government/AAA-
Rated Securities
Series                           --                --                  --
Cash Management
Series                           --                --                  --



                           1995 BROKERAGE COMMISSIONS


                           AGGREGATE       AMOUNT PAID TO     PERCENTAGE PAID TO
                           BROKERAGE     AFFILIATED BROKER-   AFFILIATED BROKER-
        SERIES            COMMISSIONS         DEALERS              DEALERS
Growth Series              $531,082            $  900                0.17%
International Series       $184,500                --                  --
Growth-Income Series       $563,815            $2,262                0.40%
Asset Allocation
Series                     $168,685            $2,460                1.46%
High-Yield Bond
Series                     $      0                --                  --
U.S. Government/AAA-
Rated Securities
Series                     $      0                --                  --
Cash Management
Series                     $      0                --                  --

            For the year ended November 30, 1994, the Fund paid brokerage commissions of $1,767,112 as follows; $578,717, Growth Series; $296,043, International Series; $732,992, Growth-Income Series; $158,828, Asset Allocation Series; $532, High-Yield Bond Series; $0, U.S. Government/AAA-Rated Securities Series, and; $0, Cash Management Series. Of the total brokerage commissions paid, the Fund paid affiliated brokers as follows: Royal Alliance Associates, Inc. $5,766 and SunAmerica Securities, Inc. $180 which constitute .33% and
 .01%, respectively, of the total brokerage commissions paid for the period.


                               GENERAL INFORMATION

            CUSTODIAN - State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's custodian. In this capacity, State Street maintains the portfolio securities held by the Fund, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Fund.


            INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL - Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, is the Fund's independent accountant. Price Waterhouse LLP performs an annual audit of the Fund's financial statements and provides tax consulting, tax return preparation and accounting services relating to filings with the Securities and Exchange Commission. The firms of Blazzard, Grodd & Hasenauer, North Ocean Drive, Hollywood, FL 33019 and Shereff Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, NY 10022, provide legal services to the Fund.


            REPORTS TO SHAREHOLDERS - Contract owners are provided at least semiannually with reports showing the investment portfolio, financial statements and other information.

            SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Fund or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Fund and also provides for the Fund to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

            Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Fund provides indemnification to its trustees and officers as authorized by its

By-Laws and by the 1940 Act and the rules and regulations thereunder.

            REGISTRATION STATEMENT - A registration statement has been filed with the Securities and Exchange Commission under the Securities Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Fund has filed with the Securities and Exchange Commission, Washington, D.C., to all of which reference is hereby made.

                              FINANCIAL STATEMENTS


            The financial statements for the Fund for the year ended November 30, 1996, follow.

                                     PART C

                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits

(a)  Financial Statements

      The following financial statements are included in Part A of the Registration Statement:

            Financial Highlights

      The following financial statements are included in Part B of the Registration Statement.

            Financial Statements for Anchor Pathway Fund -- with respect to Registrant's fiscal year ended November 30, 1996.


(b) Exhibits

   (1) Declaration of Trust, as Amended...................    Previously Filed
   (2) By-Laws............................................    Previously Filed
   (3) Voting Trust Agreement.............................      Not Applicable
   (4) Shares of Beneficial Interest......................      Not Applicable
   (5) (a) Investment Advisory Agreement..................    Previously Filed
       (b) Business Management Agreements.................    Previously Filed
   (6) Distribution Agreement.............................      Not Applicable
   (7) Bonus, Profit Sharing,
       Pension or Similar Contracts.......................      Not Applicable
   (8) Custodian Agreement................................    Previously Filed
   (9) Form of Fund Participation Agreement...............    Previously Filed
  (10) Opinion and Consent of Counsel to the
       Investment Adviser.................................            Herewith
  (11) (a) Consent of Independent Accountants.............            Herewith
  (12) Financial Statements Omitted from
       Item 23............................................      Not Applicable
  (13) Initial Capitalization Agreement...................      Not Applicable
  (14) Model Plan.........................................      Not Applicable
  (15) Rule 12b-1 Plan....................................      Not Applicable
  (16) Persons under Common Control with
       Registrant.........................................    Previously Filed
  (17) Performance Computations...........................      Not Applicable
  (18) Powers of Attorney.................................    Previously Filed
  (27) Financial Data Schedules...........................            Herewith

       All previously filed exhibits are specifically incorporated herein by reference.


Item 25. Persons Controlled by or Under Common Control with Registrant

            Previously Filed.

Item 26. Number of Holders of Securities

      As of January 22, 1997, the number of record holders of Anchor Pathway Fund was as follows:

            Title of Class                             Number of Record
            Holders
          Shares of Beneficial Interest                      1*

            * Held by the Variable Separate Account of Anchor National Life Insurance Company.

Item 27. Indemnification

      Article VI of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:

                                   ARTICLE VI

                                 INDEMNIFICATION

            The Fund shall provide any indemnification required by applicable law and shall indemnify trustees, officers, agents and employees as follows:

      (a) the Fund shall indemnify any director or officer of the Fund who was or is a party or is threatened to be made a party of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Fund) by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another corporation, partnership, joint venture, Fund or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding, provided such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person's conduct was unlawful.

      (b) The Fund shall indemnify any Trustee or officer of the Fund who was or is a part or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Fund to procure a judgment in its favor by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another corporation, partnership, joint venture, Fund or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Fund, except that no indemnification shall be made in respect of any claim, issue or matter as to which such Person shall have been adjudged to be liable for negligence or misconduct in the performance of such Person's duty to the Fund unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

      (c) To the extent that a Trustee or officer of the Fund has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such Person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such Person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

      (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Fund only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper in view of the standard of conduct set forth in subparagraph (a) or
      (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were disinterested and not parties to such action, suit or proceedings, or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion, and any determination so made shall be conclusive and binding upon all parties.

      (e) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Fund in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such

      Person is entitled to be indemnified by the Fund as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel.

      Prior to any payment being made pursuant to this paragraph, a majority of quorum of disinterested, non-party Trustees of the Fund, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

      (f) Agents and employees of the Fund who are not Trustees or officers of the Fund may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

      (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a Person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a Person.

      (h) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Fund against any liability to the Fund or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office.

      (i) The Fund shall have power to purchase and maintain insurance on behalf of any Person against any liability asserted against or incurred by such Person, whether or not the Fund would have the power to indemnify such Person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Fund if the purchase or maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.

                           * * * * * * * * * * * * * *

            The Investment Advisory Agreement provides that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office on the part of the Investment Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser to perform or assist in the performance of its obligations under each Agreement) the Investment Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake or law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

            SunAmerica Inc., the parent of Anchor National Life Insurance Company, provides, without cost to the Fund, indemnification of individual trustees. By individual letter agreement, SunAmerica Inc. indemnifies each trustee to the fullest extent permitted by law against expenses and liabilities (including damages, judgments, settlements, costs, attorney's fees, charges and expenses) actually and reasonably incurred in connection with any action which is the subject of any threatened, asserted, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise and whether formal or informal to which any trustee was, is or is threatened to be made a party by reason of facts which include his being or having been a trustee.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. Business and other Connections of Investment Adviser

      Information concerning the business and other connections of Capital Research and Management Company ("CRMC") is incorporated herein by reference from CRMC's Form ADV (File No. 801-8055), which is currently on file with the Securities and Exchange Commission.


Item 29. Principal Underwriters

      There is no Principal Underwriter for the Registrant.

Item 30. Location of Accounts and Records

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Fund.

      Capital Research and Management Company, the Investment Adviser, is located at 333 South Hope Street, Los Angeles, California 90071. It maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

      Anchor Investment Adviser, Inc. the Business Manager, is located at 1 SunAmerica Center, Los Angeles, California 90067- 6022. It maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 31. Management Services

      None.

Item 32. Undertakings

      (c) Registrant hereby undertakes to furnish an investor to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, (the "1933 Act") and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 13 to the Registration Statement (the "Post-Effective Amendment") pursuant to Rule 485(b) under the 1933 Act and that Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of January, 1997.

                                      ANCHOR PATHWAY FUND


                                      By: /s/ Peter C. Sutton
                                              Peter C. Sutton
                                              Vice President

         Pursuant to the requirements of the 1933 Act, the Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


      *                                Chairman, President                       January 24, 1997
James K. Hunt                          and Trustee
                                       (Principal Executive Officer)


      *                                Senior Vice President,                    January 24, 1997
Scott L. Robinson                      Treasurer and Controller
                                       (Principal Financial and
                                       Accounting Officer)

      *                                Trustee                                   January 24, 1997
Richards D. Barger


      *                                Trustee                                   January 24, 1997
Frank L. Ellsworth


      *                                Trustee                                   January 24, 1997
Norman J. Metcalfe


*By: /s/ Robert M. Zakem
     Attorney-in-Fact
     Robert M. Zakem

                               ANCHOR PATHWAY FUND


                                  EXHIBIT INDEX





Exhibit No.            Name
    10                 Opinion and Consent of Counsel of the
                       Investment Adviser

    11                 Consent of Price Waterhouse

    27                 Financial Data Schedules